Credit Facilities, Long-Term Debt and Lease Liabilities	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt and Lease Liabilities	Credit Facilities, Long-Term Debt and Lease Liabilities
A. Amounts Outstanding

The amounts outstanding are as follows:

As at Dec. 31	2020			2019
	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest(1)
Credit facilities(2)	114	114	2.7%	220	220	3.5%
Debentures	249	251	7.1%	647	651	5.8%
Senior notes(3)	886	894	5.4%	905	914	5.4%
Non-recourse(4)	1,837	1,858	4.1%	1,144	1,157	4.3%
Other(5)	141	147	7.1%	154	162	7.1%
	3,227	3,264		3,070	3,104
Lease liabilities	134			142
	3,361			3,212
Less: current portion of long-term debt	(97)			(494)
Less: current portion of lease liabilities	(8)			(19)
Total current long-term debt and lease liabilities	(105)			(513)
Total credit facilities, long-term debt and lease liabilities	3,256			2,699

(1) Interest is an average rate weighted by principal amounts outstanding before the effect of hedging.
(2) Composed of bankers’ acceptances and other commercial borrowings under long-term committed credit facilities.
(3) US face value at Dec. 31, 2020 — US$700 million (Dec. 31, 2019 — US$700 million).
(4) Includes AU$800 million TEC offering.
(5) Includes US$110 million at Dec. 31, 2020 (Dec. 31, 2019 — US$117 million) of tax equity financing.

The Corporation's credit facilities are summarized in the table below:

As at Dec. 31, 2020	Facility size	Utilized		Available capacity	Maturity date
		Outstanding letters of credit(1)	Actual drawings
TransAlta Corporation
Committed syndicated bank facility(2)	1,250	379	114	757	Q2 2023
Canadian committed bilateral credit facilities(3)	240	150	—	90	Q2 2021 & 2022

TransAlta Renewables
Committed credit facility(2)	700	92	—	608	Q2 2023
Total	2,190	621	114	1,455
(1) TransAlta has obligations to issue letters of credit and cash collateral to secure potential liabilities to certain parties, including those related to potential environmental obligations, commodity risk management and hedging activities, pension plan obligations, construction projects and purchase obligations. At Dec. 31, 2020, we provided cash collateral of $49 million.
(2) TransAlta has letters of credit of $89 million and TransAlta Renewables has letters of credit of $92 million issued from uncommitted demand facilities; these obligations are backstopped and reduce the available capacity on the committed credit facilities.
(3) One of the bilateral $80 million credit facilities has a maturity date of Q2 2021;the remaining two bilateral credit facilities has a maturity date of Q2, 2022.
The $1.95 billion (Dec. 31, 2019 – $1.95 billion) committed syndicated bank facilities are the primary source for short-term liquidity after the cash flow generated from the Corporation's business. Interest rates on the credit facilities vary depending on the option selected – Canadian prime, bankers' acceptances, US LIBOR or US base rate – in accordance with a pricing grid that is standard for such facilities.
In 2019, the Corporation renewed these credit facilities and TransAlta Renewables' facility was increased by $200 million to $700 million.
The Corporation is in compliance with the terms of the credit facilities and all undrawn amounts are fully available. In addition to the $1.5 billion available under the credit facilities, the Corporation also has $703 million of available cash and cash equivalents and $17 million ($11 million principal portion) in cash restricted for repayment of the OCP bonds (refer to section E below).
Debentures bear interest at fixed rates ranging from 6.9 per cent to 7.3 per cent and have maturity dates ranging from 2029 to 2030.
On Nov. 25, 2020, the Corporation redeemed $400 million of its then due 5.0 per cent medium term notes.

On Aug. 2, 2018, the Corporation early redeemed all of its outstanding 6.40 per cent debentures, which were due Nov. 18, 2019, for the principal amount of $400 million. The redemption price was $425 million in aggregate, including a $19 million prepayment premium recognized in net interest expense and $6 million in accrued and unpaid interest to the redemption date.

Senior notes bear interest at rates ranging from 4.5 per cent to 6.5 per cent and have maturity dates ranging from 2022 to 2040.

During 2018, the Corporation early redeemed its outstanding 6.650 per cent US$500 million senior notes due May 15, 2018. The repayment was hedged with foreign exchange forwards and cross-currency swaps. The redemption price for the notes was approximately $617 million (US$516 million), including a $5 million early redemption premium, recognized in net interest expense, and $14 million in accrued and unpaid interest to the redemption date.

A total of US$370 million (2019 — US$370 million) of the senior notes has been designated as a hedge of the Corporation’s net investment in US foreign operations.

Non-recourse debt consists of bonds and debentures that have maturity dates ranging from 2023 to 2042 and bear interest at rates ranging from 2.95 per cent to 4.51 per cent.

On Oct. 22, 2020, TEC closed an AU$800 million senior secured note offering, by way of a private placement, which is secured by, among other things, a first ranking charge over all assets of TEC. The notes bear interest at 4.07 per cent per annum, payable quarterly and matures on June 30, 2042,with principal payments starting on March 31, 2022. Funds were used repay indebtedness on the credit facility and to fund future growth opportunities within TransAlta Renewables.

During 2018, the Corporation:
▪Paid out the US$25 million non-recourse debt related to its Mass Solar projects.
▪Monetized the OCA and closed a $345 million bond offering through its indirect wholly owned subsidiary TransAlta OCP by way of private placement. The non-recourse amortizing bonds bear interest from their date of issuance at a rate of 4.509 per cent per annum, payable semi-annually and maturing on Aug. 5, 2030.

Other consists of an unsecured commercial loan obligation that bears interest at 5.9 per cent and matures in 2023, requiring annual payments of interest and principal, and tax equity financings related to Big Level and Antrim of $112 million (2019 — $122 million) and Lakeswind of $22 million (2019 — $23 million).

During 2019, coinciding with Antrim and Big Level each achieving commercial operation, TransAlta received tax equity funding of approximately US$41 million and US$85 million, respectively. Refer to Note 4(T) for further details.

Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind acquired tax equity which was initially recognized at its fair value. Tax equity financing balances are reduced by the value of tax benefits (production tax credits and tax depreciation) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. In 2019, the Big Level and Antrim projects claimed accelerated (bonus) tax depreciation of $35 million in total, which was allocated to the tax equity investor, and had the effect of reducing the tax equity financing balance. The maturity dates of each financing are subject to change and primarily dependent upon when the project investor achieves the agreed upon targeted rate of return. The Corporation anticipates the maturity dates of the tax equity financings will be: Big Level and Antrim - in December 2029, 10 years from commercial operation of the projects; and Lakeswind - March 31, 2029.

TransAlta’s debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2020, the Corporation was in compliance with all debt covenants.
B. Restrictions related to Non-Recourse Debt and Other Debt

The Melancthon Wolfe Wind, Pingston, TAPC Holdings LP, New Richmond, KHWLP, TEC Hedland and TransAlta OCP non-recourse bonds with a carrying value of $1.8 billion as at Dec. 31, 2020 (Dec. 31, 2019 - $1.1 billion) are subject to customary financing conditions and covenants that may restrict the Corporation’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds are able to be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the third quarter of 2020. However, funds in these entities that have accumulated since the third quarter test will remain there until the next debt service coverage ratio can be calculated in the first quarter of 2021. At Dec. 31, 2020, $73 million (Dec. 31, 2019 –$42 million) of cash was subject to these financial restrictions.

Proceeds received from the TEC Notes in the amount of AU$7 million are not able to be accessed by other Corporate entities as the funds must be solely used by the project entities for the purpose of paying major maintenance costs.

Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit.

C. Security
Non-recourse debts totalling $1,441 million as at Dec. 31, 2020 (Dec. 31, 2019 – $719 million) are each secured by a first ranking charge over all of the respective assets of the Corporation’s subsidiaries that issued the bonds, which include PPE with total carrying amounts of $1,277 million at Dec. 31, 2020 (Dec. 31, 2019 – $967 million) and intangible assets with total carrying amounts of $88 million (Dec. 31, 2019 – $63 million). At Dec. 31, 2020, a non-recourse bond of approximately $111 million (Dec. 31, 2019 – $119 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse bond.
The TransAlta OCP bonds have a carrying value of $285 million (Dec. 31, 2019 – $305 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta. Under the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.

D. Principal Repayments

	2021	2022	2023	2024	2025	2026 and thereafter	Total
Principal repayments(1)	96	626	277	119	136	2,010	3,264
Lease liabilities(2)	(5)	6	5	5	5	118	134

(1) Excludes impact of hedge accounting and derivatives.
(2) Lease liabilities include a lease incentive of $13 million, expected to be received in 2021.

E. Restricted Cash
At Dec. 31, 2020, the Corporation had $9 million (Dec. 31, 2019 – $15 million) in restricted cash related to the Big Level tax equity financing that is held in a construction reserve account. The proceeds will be released from the construction reserve account upon certain conditions being met, which are expected to be finalized in 2021.

The Corporation had $17 million (Dec. 31, 2019 – $17 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund the next scheduled debt repayment in February 2021.
The Corporation also had $45 million (Dec. 31, 2019 – nil) of restricted cash related to the TEC Notes; reserves are required to be held under TEC commercial arrangements and for debt service. Cash reserves may be replaced by letters of credit in the future.

F. Letters of Credit

Letters of credit issued by TransAlta are drawn on its committed syndicated credit facility, its $240 million bilateral committed credit facilities and its two uncommitted $100 million demand letters of credit facilities. Letters of credit issued by TransAlta Renewables are drawn on its uncommitted $100 million demand letter of credit facility.
Letters of credit are issued to counterparties under various contractual arrangements with the Corporation and certain subsidiaries of the Corporation. If the Corporation or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. Any amounts owed by the Corporation or its subsidiaries under these contracts are reflected in the Consolidated Statements of Financial Position. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2020, was $621 million (2019 – $690 million) with no (2019 – nil) amounts exercised by third parties under these arrangements.